John Hancock Funds III

Supplement dated November 7, 2007

to the Class A, B, C and Class I Shares Prospectus

Effective November 5, 2007, the address for John Hancock Signature Services, Inc., the Funds’ transfer agent, has changed. The new address is:

John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03802-9510

John Hancock Funds III

Supplement dated November 7, 2007

to the Class R1 Shares Prospectus

Effective November 5, 2007, the address for John Hancock Signature Services, Inc., the Funds’ transfer agent, has changed. The new address is:

John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03802-9510

Under the “Your Account” section under the subsection “Who Can Buy Class R1 Shares,” the third bullet point of the subsection is amended and restated as follows:

Class R1 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the Funds through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

John Hancock Funds III

Supplement dated November 7, 2007

to the Class NAV Shares Prospectus

Under the “Your Account” section under the subsection “Who Can Buy Shares,” the bullet point is amended and restated as follows:

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.